EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT C:
  Attachment to item 77Q1:
  Exhibits
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EXHIBIT A:
Item 77D

Effective as of December 10, 2001, sub-advisory changes took place for two Funds of the Registrant (the ASAF Strong International Equity Fund, which formerly was named the ASAF AIM International Equity Fund and the ASAF DeAM Small-Cap Growth Fund, which formerly was named the ASAF Scudder Small-Cap Growth Fund). In connection with the new sub-advisors assuming responsibility for the management of the Funds, several changes were made to the investment policies of the Funds. The current investment policies of the Registrant's series are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 22 to the Registrant's registration statement filed on April 30, 2001.

The ASAF Federated High Yield Bond Fund added disclosure to permit the Fund to invest in certain types of derivative securities. In addition, disclosure was added to certain of the Registrant's Funds to comply with Rule 35d-1 under the Investment Company Act of 1940. Disclosure was removed that limited the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund's investments in fixed income securities to up to 35% of their total assets. Disclosure was also added to permit the ASAF ProFund Managed OTC Fund to invest in financial instruments such as equity caps, collars, floors, swaps and depository receipts. Disclosure was added to the ASAF Janus Capital Growth Fund to permit the Fund to invest in equity securities including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Disclosure was also added to permit the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund to invest in REITs. Finally, the limitation of interest on loaned securities not exceeding 10% of the annual gross income of the ASAF American Century Strategic Balanced Fund was removed.



EXHIBIT B:
Item 77O

On October 22, 2001, the ASAF Alliance Growth Fund of the Registrant purchased 8,500 shares of Principal Financial Group, Inc. common stock from Goldman Sachs & Co. in an underwritten offering of 100,000,000 shares in such stock in which Sanford C. Bernstein & Co., an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $18.50 per share.

	On October 22, 2001, the ASAF Neuberger Berman Mid-Cap Value Fund of the Registrant purchased 20,700 shares of Principal Financial Group, Inc. common stock from Goldman Sachs & Co. in an underwritten offering of 100,000,000 shares of such stock in which Neuberger Berman, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $18.50 per share.

	On October 29, 2001, the ASAF American Century Strategic Balanced Fund of the Registrant purchased 1,410 shares of Anthem, Inc. common stock from Goldman Sachs & Co., Legg Mason in an underwritten offering of $1,987,200,000 in which J.P. Morgan Securities, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $36.00 per share.

	On October 29, 2001, the ASAF Neuberger Berman Mid-Cap Growth Fund of the Registrant purchased 10,100 shares of Anthem, Inc. common stock from Goldman Sachs & Co. in an underwritten offering of 55,200,000 shares of such stock in which Neuberger Berman, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $36.00 per share.

	On December 7, 2001, the ASAF American Century International Growth Fund of the Registrant purchased 21,200 shares of Koninklijke KPN NV common stock from ABN AMRO Securities in an underwritten offering of $4,448,999,999 in which J.P. Morgan Securities, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $4.36 per share.

	On March 21, 2002, the ASAF Marsico Capital Growth Fund of the Registrant purchased 371,934 shares of Travelers
Property Casualty Corp. common stock from Salomon Smith
Barney in an underwritten offering of 210,000,000 shares of such stock in which Bank of America Securities, LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $18.50 per share.

	At its December 6, 2001 and April 11, 2002 meetings, the Registrant's Board of Directors made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that was provided to it by the Funds' Investment Manager, which in turn had been provided to the Investment Manager by each Fund's sub-advisor.


EXHIBIT C:
Item 77 Q. 1

Articles of Amendment of Registrant dated November 30, 2001 is incorporated by reference to Exhibit a(15) of Post-
Effective Amendment No.18 to the Registrant's Registration
Statement filed on December 10, 2001.

Articles of Amendment of Registrant dated February 26, 2002 is incorporated by reference to Exhibit a(16) of Post-
Effective Amendment No.20 to the Registrant's Registration
Statement filed on March 1, 2002.

Articles of Amendment of Registrant dated April 24, 2001 is incorporated by reference to Exhibit a(17) of Post-Effective
Amendment No.22 to the Registrant's Registration Statement filed on April 30, 2002.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF Strong International Equity Fund is incorporated by reference to Exhibit d(2) to Post-Effective
Amendment No. 18 to the Registrant's Registration Statement filed on December 10, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF DeAM Small-Cap Growth Fund is incorporated by reference to Exhibit d(5) to Post-Effective
Amendment No. 18 to the Registrant's Registration Statement filed on December 10, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF DeAM Large-Cap Growth Fund is incorporated by reference to Exhibit d(17) to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on December 10, 2001.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF DeAM Large-Cap Value Fund is incorporated by reference to Exhibit d(21) to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on December 10, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. with respect to the ASAF DeAM International
Equity Fund is incorporated by reference to Exhibit d(27) to Post-Effective Amendment No. 22 to the Registrant's
Registration Statement filed on April 30, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management LLC with respect to the ASAF Janus Overseas
Growth Fund is incorporated by reference to Exhibit d(28) to Post-Effective Amendment No. 22 to the Registrant's
Registration Statement filed on April 30, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Strong Capital
Management, Inc. with respect to the ASAF Strong
International Equity Fund is incorporated by reference to Exhibit d(29) to Post-Effective Amendment No. 18 to the
Registrant's Registration Statement filed on December 10,
2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. with respect to the ASAF DeAM Small-Cap
Growth Fund is incorporated by reference to Exhibit d(33) to Post-Effective Amendment No. 18 to the Registrant's
Registration Statement filed on December 10, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management LLC with respect to the ASAF Janus Mid-Cap Growth
Fund is incorporated by reference to Exhibit d(33) to Post-
Effective Amendment No. 22 to the Registrant's Registration
Statement filed on April 30, 2002.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Fred Alger Management, Inc. for the ASAF Alger All-Cap Growth Fund is incorporated by reference to Exhibit d(36) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 10, 2001.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. with respect to the ASAF DeAM Large-Cap
Growth Fund is incorporated by reference to Exhibit d(43) to Post-Effective Amendment No. 20 to the Registrant's
Registration Statement filed on March 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. with respect to the ASAF DeAM Large-Cap
Growth Fund is incorporated by reference to Exhibit d(47) to Post-Effective Amendment No. 20 to the Registrant's
Registration Statement filed on March 1, 2002.